Exhibit 99.1
BUSINESS OBJECTS S.A.
9,550,000 AMERICAN DEPOSITARY SHARES
EACH REPRESENTING ONE ORDINARY SHARE, NOMINAL VALUE €0.10
UNDERWRITING AGREEMENT
November 9, 2005

November 9, 2005
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
Dear Sirs and Mesdames:
     New SAC, a Cayman Islands exempted limited liability company (the “Selling Shareholder” or “New SAC”) proposes to sell to Goldman, Sachs & Co. (the “Underwriter”), an aggregate of 9,550,000 American Depositary Shares (“ADSs”), each ADS representing one ordinary share, nominal value €0.10 per share, of Business Objects S.A., a société anonyme organized under the laws of the Republic of France (the “Company”).
     The ADSs are evidenced by American Depositary Receipts (“ADRs”) issued pursuant to a Deposit Agreement, dated September 22, 1994, as amended and restated on October 15, 2003 (the “Deposit Agreement”), among the Company, The Bank of New York, as Depositary (the “Depositary”), and all owners and holders from time to time of ADRs issued thereunder evidencing ADSs.
     The ordinary shares, nominal value €0.10 per share of the Company (the “Ordinary Shares”) represented by the ADSs are hereinafter referred to as the “Underlying Shares.” The ADSs and the Underlying Shares are hereinafter collectively referred to as the “Shares.”
     The Company has filed with the Securities and Exchange Commission (the “Commission”) in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission thereunder, including Rule 415 thereunder, a registration statement (No. 333-119662) on Form S-3, including a prospectus, for the registration of the Shares. The term “Registration Statement” means such registration statement, including the exhibits thereto, as amended to the date of this Agreement. The term “Base Prospectus” means the prospectus included in the Registration Statement. If the Company has filed or files an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) (the “Rule 462 Registration Statement”) under the Securities Act, then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.
     The Company has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the “Prospectus Supplement”) specifically relating to the Shares, pursuant to Rule 424 under the Securities Act. The term “Prospectus” means the Prospectus Supplement as initially filed together with the Base Prospectus in the form in which it was declared effective by the Commission. As used herein, the terms “Base Prospectus,” “Prospectus” and “Registration Statement” shall include in each case the documents, if any, incorporated or deemed to be incorporated by reference therein (it being understood that any statement contained in a document incorporated or deemed to be incorporated by reference in the Base Prospectus, Prospectus Supplement or Registration Statement, or any supplements or amendments to any of such documents, shall not be deemed to constitute a part thereof to the extent modified or superseded by a statement contained in any subsequently filed document which also is or is deemed to be incorporated by reference therein). The terms “supplement” and “amendment” or “amend” as used in this Agreement shall include all documents filed subsequent to the date of the Base Prospectus, as the case may be, by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference in the Prospectus.
     1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Underwriter that:
          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.
          (b) (i) The Registration Statement, when it became effective under the Securities Act, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein.
          (c) The documents incorporated by reference in the Prospectus prior to the date hereof, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or Exchange Act, as applicable, and the rules and regulations promulgated thereunder by the Commission, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading in light of the circumstances in which they were made; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading in light of the circumstances in which they were made.
          (d) (i) A registration statement in respect of the ADSs on Form F-6 is on file with the Commission and has become effective pursuant to the Commission’s rules and regulations (such registration statement, including all exhibits thereto, at the time it became effective, being hereinafter referred to as the “F-6 Registration Statement”); (ii) no stop order suspending the effectiveness of the F-6 Registration Statement is in effect and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission; (iii) the F-6 Registration Statement complies and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder; and (iv) the F-6 Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, does not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.
          (e) Neither the Company, nor any person acting on its behalf, has solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Shares in France to any persons other than (a) providers of investment services relating to portfolio management for the account of third parties, (b) qualified investors (investisseurs qualifiés) and/or (c) a restricted group of investors (cercle restreint d’investisseurs), all as defined in, and in accordance with, Articles L. 411-1, L. 411-2, D.411-1 and D.411-2 of the French Monetary and Financial Code.
          (f) The Company has been duly incorporated, is validly existing as a société anonyme organized, is registered with the Registry of Commerce and Companies of Nanterre under no. B 379.821.994 and has the corporate or other power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.
          (g) Each subsidiary of the Company has been duly incorporated (or organized), is validly existing as a corporation, limited liability company or other similar entity in good standing under the laws of the jurisdiction of its incorporation (or organization), has the corporate or other power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued share capital of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.
          (h) This Agreement has been duly authorized, executed and delivered by the Company.

          (i) The outstanding share of capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.
          (j) All of the outstanding shares capital of the Company (including the Shares to be sold by the Selling Shareholder) have been duly authorized and are validly issued, fully paid up and non-assessable.
          (k) All of the Ordinary Shares, which comprise all of the capital stock of the Company, are admitted to trading on Eurolist by Euronext™ and the ADSs are included for quotation on the Nasdaq National Market. The Company has taken no action designed to terminate the admission to trading of the Ordinary Shares on Eurolist by Euronext™ or delisting ADSs from the Nasdaq National Market, nor has the Company received any written notification that the Autorité des Marchés Financiers (the “AMF”), Euronext Paris S.A. or the Commission is contemplating terminating such registration, listing or quotation.
          (l) The Deposit Agreement has been duly authorized, executed and delivered by, and constitutes a valid and legally binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general application relating to or affecting creditors’ rights and by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except as enforceability of indemnification provisions may be limited by considerations of public policy. The Underlying Shares have been deposited with the Depositary in accordance with the provisions of the Deposit Agreement and the ADSs evidenced by the ADRs have been duly and validly issued, and the persons in whose names the ADRs are registered are entitled to the rights specified therein and in the Deposit Agreement, including the right to withdraw the Underlying Shares. The Deposit Agreement and the ADSs conform in all material respects to the descriptions thereof contained in the Prospectus.
          (m) The execution and delivery by the Company of this Agreement, and the performance by the Company of its obligations under this Agreement and the Deposit Agreement will not contravene any provision of applicable law, rule or regulation (except for such contraventions that would not individually or in the aggregate reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement), or the statuts of the Company, the organizational documents of any of its subsidiaries, or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries (except for contraventions of any such judgment, order or decree that would not individually or in the aggregate reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement), and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement or the Deposit Agreement, except such as (i) may be required by the securities or Blue Sky laws of the various states in the United States in connection with the offer and sale of the Shares or (ii) the failure of which to obtain would not individually or in the aggregate reasonably be expected to have a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement.
          (n) There has been no material adverse change, or, to the knowledge of the Company, any development involving a prospective material adverse change, in the financial condition or in the earnings, business affairs or management of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).
          (o) There are no legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties or assets of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required. There are no contracts or documents which are required to be filed as exhibits to the F-6 Registration Statement which have not been filed as required.
          (p) The financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement or the Prospectus present fairly in all material respects the financial position of the entities purported to be covered thereby as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved and contain all required reconciliations to generally accepted accounting principles in the Republic of France.
          (q) The unaudited pro forma financial statements of the Company and its subsidiaries and the related notes thereto set forth or incorporated by reference in the Prospectus (and any supplement or amendment thereto) have been prepared on a basis consistent with the Company’s historical financial statements and in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated by the Commission.
          (r) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.
          (s) The Company is not required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

          (t) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.
          (u) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.
          (v) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent (including any off-balance sheet obligations), nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding share capital, nor declared, paid or otherwise made any dividend or distribution of any kind on its share capital; and (iii) there has not been any material change in the share capital or long-term debt of the Company and its subsidiaries, except, in the case of each of (i), (ii) and (iii) above, as described in the Prospectus.
          (w) The Company and its subsidiaries have good and marketable title to all real property in fee simple or its equivalent and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus, such as do not individually or in the aggregate materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, or such as would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Prospectus.
          (x) Except as disclosed in the Registration Statement and the Prospectus, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and other intellectual property currently employed by them in connection with the business now operated by them, and neither the Company nor, to the knowledge of the Company, any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.
          (y) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Prospectus, or, to the knowledge of the Company, is imminent.
          (z) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for, other than as would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary, prudent or customary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.
          (aa) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses except such as the failure of which to obtain would not individually or in the aggregate reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor, to the knowledge of the Company, any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.
          (bb) Except as described in the Prospectus, the Company and its subsidiaries have duly filed with the appropriate taxing authorities all material tax returns, reports and other information required to be filed by any of them through the date hereof and have paid all taxes due thereon, and, except as described in the Prospectus, there is no material tax deficiency that has been asserted against the Company or, to the Company’s knowledge, any of its subsidiaries which would result in a material adverse effect on the Company and its subsidiaries, taken as a whole.
          (cc) Neither the Company nor, to the Company’s knowledge, any of its subsidiaries, (i) is in violation of its organizational documents, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any material term, covenant or condition contained in any material agreement, indenture, mortgage or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation of any material law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject except, in the case of clauses (ii) and (iii), for such defaults, events or violations that would not, individually or in the aggregate, reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole.
          (dd) Neither the Company nor any of its subsidiaries, nor, to the Company’s knowledge, any director, officer, agent, employee or other affiliate or other person associated with or acting on its or the behalf of the Company or any of its subsidiaries, has made any unlawful contribution, gift or other unlawful payment or incurred any unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; made any other unlawful payment or taken any other unlawful action which would have been in violation of any provision of applicable French law or of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), had any of such persons been subject to the FCPA; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment or has received or retained funds in violation of any law, rule or regulation.
          (ee) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
          (ff) Each periodic report containing financial statements filed with the Commission by the Company pursuant to Section 13(a) of the Exchange Act complied with the requirements of such section and the information in such reports fairly presented, in all material respects, the financial condition and results of operations of the Company, as of the date of each such filing.
          (gg) Neither the Company nor any of its subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.
     2. Representations and Warranties of the Selling Shareholder. The Selling Shareholder represents and warrants to and agrees with the Underwriter that:
          (a) This Agreement has been duly authorized, executed and delivered by the Selling Shareholder.
          (b) Neither the Selling Shareholder, nor any person acting on its behalf, has solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Shares in France to any persons other than (a) providers of investment services relating to portfolio management for the account of third parties, (b) qualified investors (investisseurs qualifiés) and/or (c) a restricted group of investors (cercle restreint d’investisseurs), all as defined in, and in accordance with, Articles L. 411-1, L. 411-2, D.411-1 and D.411-2 of the French Monetary and Financial Code.
          (c) The execution and delivery by the Selling Shareholder of, and the performance by the Selling Shareholder of its obligations under, this Agreement will not contravene any provision of applicable law, or the memorandum and articles of association of the Selling Shareholder, or any agreement or other instrument binding upon the Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Selling Shareholder of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the ADSs.
          (d) The Selling Shareholder is the lawful owner, and on the Closing Date (as defined herein) will have, valid and marketable title to, the ADSs to be sold by the Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and has the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver to the Underwriter the ADSs to be sold by the Selling Shareholder.
          (e) Upon delivery of and payment for the ADSs to be sold by the Selling Shareholder pursuant to this Agreement, delivery of such ADSs, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such ADSs in the name of Cede or such other nominee and the crediting of such ADSs on the books of DTC to securities accounts of the Underwriter (assuming that neither DTC nor the Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such ADSs), (A) DTC shall be a “protected purchaser” of such ADSs within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriter will acquire a valid security entitlement in respect of such ADSs and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such ADSs may be asserted against the Underwriter with respect to such security entitlement; for purposes of this representation, the Selling Shareholder may assume that when such payment, delivery and crediting occur, (x) such ADSs will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share register in accordance with its statuts and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the Underwriter on the records of DTC will have been made pursuant to the UCC.
          (f) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the representations and warranties set forth in this paragraph 2(g) are limited to statements or omissions in the Registration Statement or Prospectus made in reliance upon information relating to the Selling Shareholder furnished to the Company in writing by the Selling Shareholder expressly for use in the Registration Statement, the Prospectus or any amendments or supplements thereto.
          (g) The sale of the Selling Shareholder’s Shares pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the Prospectus.
     3. Agreements to Sell and Purchase. The Selling Shareholder hereby agrees to sell to the Underwriter, and the Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase the ADSs at $35.02 an ADS.
     The Selling Shareholder hereby agrees that, without the prior written consent of Goldman, Sachs & Co., it will not, during the period beginning on the date of this Agreement and ending on December 31, 2005, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares, ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares or ADSs of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Ordinary Shares, ADSs, or other securities, in cash or otherwise.
     The restrictions contained in the preceding paragraph shall not apply to the Shares to be sold hereunder.
     In addition, the Selling Shareholder agrees that, without the prior written consent of Goldman, Sachs & Co., it will not, during the period beginning on the date of this Agreement and ending on December 31, 2005, make any demand for, or exercise any right with respect to, the registration of any shares of Ordinary Shares, ADSs or any security convertible into or exercisable or exchangeable for Ordinary Shares, ADSs.
     4. Terms of Offering.
          (a) The Selling Shareholder is advised by you that the Underwriter proposes to make a public offering of the ADSs exclusively in the United States, and private placements of the Shares internationally in accordance with applicable local laws and regulations (the “Offering”) as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable.
          (b) Neither the Underwriter, nor any person acting on its behalf, has solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Shares in France to any persons other than (a) providers of investment services relating to portfolio management for the account of third parties, (b) qualified investors (investisseurs qualifiés) and/or (c) a restricted group of investors (cercle restreint d’investisseurs), all as defined in, and in accordance with, Articles L. 411-1, L. 411-2, D.411-1 and D.411-2 of the French Monetary and Financial Code.
     5. Payment and Delivery. Payment for the ADSs to be sold by the Selling Shareholder shall be made to the Selling Shareholder in Federal or other funds immediately available in New York City against delivery of such Shares for the accounts of the Underwriter at 10:00 a.m., New York City time, on November 14, 2005, or at such other time on the same or such other date, not later than November 21, 2005, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”
     ADRs evidencing the ADSs shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date. The ADRs evidencing the ADSs shall be delivered to you by the Selling Shareholder through the book-entry facilities of DTC on the Closing Date for the accounts of the Underwriter, with any transfer taxes payable in connection with the transfer of the ADSs to the Underwriter duly paid, against payment of the purchase price therefor.
     6. Conditions to the Underwriter’s Obligations. The obligations of the Selling Shareholder to sell the ADSs to the Underwriter and the obligations of the Underwriter to purchase and pay for the ADSs on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 2:00 p.m. (New York City time) on the date hereof. No order suspending the effectiveness of the Registration Statement or the F-6 Registration Statement shall be in effect, and no proceeding for such purpose shall be pending before or threatened by the Commission; and the Prospectus shall have been timely filed with the Commission under the Securities Act and in accordance with Section 7(b) hereof.
     The obligations of the Underwriter are subject to the following further conditions:
          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:
               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the Company’s securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the ADSs on the terms and in the manner contemplated in the Prospectus.
          (b) The Underwriter shall have received on the Closing Date a certificate, dated the Closing Date and signed by the Chief Executive Officer or Chief Financial Officer of the Company, to the effect set forth in Section 6(a)(i) above and that, to such officer’s knowledge after due inquiry, the representations and warranties of the Company contained in this Agreement that are qualified as to materiality are true and correct and those not so qualified are true and correct in all material respects as of the Closing Date and that the Company has complied in all material respects with all of the agreements and has satisfied in all material respects all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.
          (c) The Underwriter shall have received on the Closing Date an opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, outside U.S. counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A.
          (d) The Underwriter shall have received on the Closing Date an opinion of Shearman & Sterling LLP, outside French counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit B.
          (e) The Underwriter shall have received on the Closing Date an opinion of Maples and Calder, on behalf of the Selling Shareholder, Cayman Islands counsel for the Selling Shareholder, dated the Closing Date, to the effect set forth in Exhibit C.
          (f) The Underwriter shall have received on the Closing Date an opinion of the General Counsel of the Selling Shareholder, dated the Closing Date, to the effect set forth in Exhibit D.
          (g) The Underwriter shall have received on the Closing Date an opinion of Emmet, Marvin & Martin LLP, U.S. Counsel to the Depositary, dated the Closing Date, to the effect set forth in Exhibit E.
          (h) The Underwriter shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett LLP, counsel for the Underwriter, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriter.
     The opinions of Wilson Sonsini Goodrich & Rosati, Professional Corporation, Shearman & Sterling LLP, Maples and Calder, the General Counsel of the Selling Shareholder, and Emmet, Marvin & Martin LLP described in Sections 6(c) through 6(g) above shall be rendered to the Underwriter at the request of the Company or the Selling Shareholder, as the case may be, and shall so state therein.

          (i) The Underwriter shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as applicable, in form and substance satisfactory to the Underwriter, from Ernst & Young LLP (San Jose), independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus; provided that the letter delivered on the date hereof shall use a “cut-off date” not earlier than two business days prior to the date hereof and the letter delivered on the on the Closing Date shall use a “cut-off date” not earlier than the date hereof.
          (ii) The Underwriter shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as applicable, in form and substance satisfactory to the Underwriter, from Ernst & Young LLP (Vancouver), independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus regarding Crystal Decisions, Inc.
     7. Covenants of the Company. In further consideration of the agreements of the Underwriter herein contained, the Company covenants with the Underwriter as follows:
          (a) To furnish to you, without charge, nine signed copies of the Registration Statement (including exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.
          (b) Before amending or supplementing the Registration Statement, the F-6 Registration Statement or the Prospectus during the period mentioned in Section 7(c) below, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.
          (c) If, during such period after the first date of the public offering of the ADSs as in the opinion of counsel for the Underwriter the Prospectus is required by law to be delivered in connection with sales by the Underwriter or a dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading (including any amendment or supplement to the Prospectus that is made to correct any untrue statement of a material fact or omission of a material fact), or if, in the opinion of counsel for the Underwriter, it is necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriter and to the dealers (whose names and addresses you will furnish to the Company) to which ADSs may have been sold by you and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, however, that nothing contained herein shall require the Company to qualify to do business in any jurisdiction, to execute a general consent to service of process in any state or to subject itself to taxation in any jurisdiction in which it is otherwise not so subject, and to provide such assistance as the Underwriter may reasonably request in connection with any withdrawal of the Underlying Shares by or on behalf of the Underwriter from the Depositary in accordance with the terms of the Deposit Agreement.
          (e) To make generally available to the Company’s security holders and to you as soon as practicable an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.
          (f) To, on a timely basis, make all filings with, and obtain all consents, approvals, authorizations or orders from the AMF, the Eurolist by Euronext™, the Commission, the Nasdaq National Market, and any other applicable securities commission that are necessary or advisable in respect of the Offering; provided, however, the Underwriter agrees that the Company shall not be required to make any filing with the AMF that would cause the transaction contemplated by this Agreement to be a public offering of the Shares in the Republic of France.
          (g) To use reasonable best efforts to become qualified to do business and be in good standing, as promptly as practicable after the date hereof, in each jurisdiction in which the conduct of the Company’s or its subsidiaries’ businesses requires such qualification, or in which the Company or any of its subsidiaries has significant assets, generates significant revenues or has employees.
     8. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of the Company or the Selling Shareholder’s obligations under this Agreement, including: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. fees, (ii) the fees, disbursements and expenses of the Company’s counsel, the Company’s accountants and counsel for the Selling Shareholder in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriter and dealers, in the quantities hereinabove specified, (iii) all costs and expenses related to the transfer and delivery of the ADSs to the Underwriter, including any transfer or other taxes payable thereon and any fees payable to the Depositary, (iv) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky memorandum provided that such fees and disbursements shall not exceed $5,000 in the aggregate, (v) the cost of printing certificates representing the ADRs evidencing the ADSs, (vi) the costs and charges of any transfer agent, registrar or depositary (excluding any fees and expenses (including any taxes and governmental charges) payable (by the Company or otherwise) in connection with any deposit or withdrawal of any of the Underlying Shares into or from the Depositary or its custodian), (vii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section and (viii) the reasonable out-of-pocket expenses of Underwriter’s counsel. It is understood, however, that except as provided in this Section, Section 9 entitled “Indemnity and Contribution”, and the last paragraph of Section 11 below, the Underwriter will pay all of its costs and expenses, including fees and disbursements of its counsel, stock transfer taxes payable on resale of any of the ADSs by it and any advertising expenses connected with any offers it may make.
     The provisions of this Section shall not supersede or otherwise affect any agreement that the Company and the Selling Shareholder may otherwise have for the allocation of such expenses among themselves.
     9. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless the Underwriter, each person, if any, who controls the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Underwriter within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the F-6 Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased ADSs, or any person controlling the Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the ADSs to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities unless such failure is the result of noncompliance by the Company with paragraph (a) of Section 7.
          (b) The Selling Shareholder agrees to indemnify and hold harmless (i) the Underwriter, each person, if any, who controls the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Underwriter within the meaning of Rule 405 under the Securities Act, and (ii) the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the

Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Selling Shareholder furnished in writing by or on behalf of the Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased ADSs, or any person controlling the Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the ADSs to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities unless such failure is the result of noncompliance by the Company with paragraph (a) of Section 7. The liability of the Selling Shareholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the net proceeds received by the Selling Shareholder from the sale of the ADSs hereunder.
          (c) The Underwriter agrees to indemnify and hold harmless the Company, the Selling Shareholder, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or the Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.
          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a), 9(b) or 9(c), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing of the commencement thereof, but the omission to so notify the indemnifying party shall not relieve it from any liability it may have to any indemnified party otherwise than under such subsection, except to the extent that the delay in notification materially prejudices the party providing the indemnification, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (based upon the advice of outside counsel to the indemnified party). It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Underwriter and all persons, if any, who control the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of the Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Selling Shareholder and all persons, if any, who control the Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriter and such control persons and affiliates of the Underwriter, such firm shall be designated in writing by Goldman Sachs & Co. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholder and such control persons of the Selling Shareholder, such firm shall be designated in writing by the Selling Shareholder. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (e) To the extent the indemnification provided for in Section 9(a), 9(b) or 9(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the ADSs or (ii) if the allocation provided by clause 9(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Selling Shareholder on the one hand and the Underwriter on the other hand in connection with the offering of the ADSs shall be deemed to be in the same respective proportions as the net proceeds from the offering of the ADSs (before deducting expenses) received by the Selling Shareholder and the total underwriting discounts and commissions received by the Underwriter from the resale of the ADSs by the Underwriter to the public. The relative fault of the Selling Shareholder on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Selling Shareholder or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The liability of the Selling Shareholder under the contribution agreement contained in this paragraph shall be limited to an amount equal to the net proceeds received by the Selling Shareholder from the sale of ADSs hereunder.
          (f) The Selling Shareholder and the Underwriter agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (g) The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company and the Selling Shareholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriter, any person controlling the Underwriter or any affiliate of the Underwriter, the Selling Shareholder or any person controlling the Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the ADSs.
     10. Termination. The Underwriter may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the Eurolist by Euronext™, the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the Republic of France or the United States shall have occurred, (iv) any moratorium on commercial banking activities in New York or the Republic of France shall have been declared by either (A) U.S. Federal or New York State authorities or (B) French governmental authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the ADSs on the terms and in the manner contemplated in the Prospectus.
     11. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
     If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Company or Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement or because of any termination pursuant to subsection (ii) of paragraph 10 hereof, or if for any reason the Company or Selling Shareholder shall be unable to perform its obligations under this Agreement, the Selling Shareholder will reimburse the Underwriter for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.
     12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     14. Consent to Jurisdiction; Appointment of Agent for Service of Process.
          (a) The Company and the Selling Shareholder each agree that any suit, action or proceeding against the Company or the Selling Shareholder arising out of or relating to this Agreement may be instituted in any state or U.S. Federal court in the Borough of Manhattan, The City of New York, New York, and any appellate court from any thereof, and each of them irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Company and the Selling Shareholder each irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action or proceeding that may be brought in connection with this Agreement, including such actions, suits or proceedings relating to securities laws of the United States of America or any state thereof, in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The Company and the Selling Shareholder each agree that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company or the Selling Shareholder, as the case may be, and may be enforced in any court to the jurisdiction of which the Company or the Selling Shareholder, as the case may be, is subject by a suit upon such judgment; provided that service of process is affected upon the Company or the Selling Shareholder, as the case may be, in the manner provided by this Section 14.
          (b) The Company and the Selling Shareholder have each appointed CT Corporation, with offices on the date hereof at 818 West Seventh Street, Los Angeles, California 90017, as its authorized agent (each an “Authorized Agent”), upon whom process may be served in any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated herein which may be instituted in any state or U.S. Federal court in the Borough of Manhattan, The City of New York, New York, and each expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. Such appointment shall be irrevocable. The Company and the Selling Shareholder hereby represent and warrant that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company and the Selling Shareholder agree to take any and all action, including the filing of any and all documents that may be necessary to continue such respective appointment in full force and effect for the term of this Agreement. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholder. Notwithstanding the foregoing, any action involving the Company or the Selling Shareholder arising out of or relating to this Agreement may be instituted in any court of competent jurisdiction in any other jurisdiction.
          (c) Any action, suit or proceeding brought by the Company or the Selling Shareholder against the Underwriter arising out of or based upon this Agreement and the transactions contemplated herein shall be brought solely in a U.S. Federal or state court in the Borough of Manhattan, The City of New York, New York, and neither the Company or the Selling Shareholder shall initiate or seek to initiate, in the Republic of France, the Cayman Islands or any other jurisdiction other than in such New York courts, any action, suit or proceeding against the Underwriter arising out of or based upon this Agreement and the transactions contemplated herein. The foregoing shall apply, without limitation, to any action seeking to obtain any injunction or declaratory judgment against the enforcement of, or a declaratory judgment concerning, any claim by the Underwriter in respect of this Agreement and any transaction contemplated herein, and any action challenging the enforceability of or seeking to invalidate in any respect the submission by the Company or the Selling Shareholder hereunder to the jurisdiction of such New York courts or the designation, pursuant to this Section 14, of the laws of the State of New York as the law applicable to this Agreement.
          (d) The provisions of this Section 14 shall survive any termination or cancellation of this Agreement.
     15. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:
          (a) if to the Company, shall be delivered or sent by mail or telecopy transmission to Business Objects Americas, 3030 Orchard Parkway, San Jose, California 95134, Attention: Susan J. Wolfe, Senior Vice President, General Counsel and Secretary (Facsimile: (408) 894-6550); with a copy to Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304, Attention: John T. Sheridan (Facsimile: (650) 493-6811);
          (b) if to the Selling Shareholder, shall be delivered or sent by mail or telecopy transmission to New SAC, c/o Seagate Technology, 920 Disc Drive, P.O. Box 66360, Scotts Valley, California 95067, Attention: William L. Hudson, Executive Vice President, General Counsel and Secretary (Facsimile: (831) 438-6675); with a copy to Silver Lake Partners, 2725 Sand Hill Road, Suite 150, Menlo Park, California 94025, Attention: Alan K. Austin (Facsimile: (650) 233-8125); or
          (c) if to the Underwriter, shall be delivered or sent by mail or telecopy transmission to Goldman, Sachs & Co., 85 Broad Street, New York, New York, 1004, Attention: Registration Department; with a copy to Simpson Thacher & Bartlett LLP, 3330 Hillview Road, Palo Alto, California 94304, Attention: William H. Hinman (Facsimile: (650) 251-5002).
     Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Shareholder shall only be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriter by Goldman, Sachs & Co.
     16. Miscellaneous. The Company and the Selling Shareholder hereby acknowledge that the Underwriter is acting solely as an underwriter in connection with the purchase and sale of the Company’s Shares. The Company further acknowledges that the Underwriter is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriter act or be responsible as a fiduciary to the Company, its management, shareholders, creditors, the Selling Shareholder or any other person in connection with any activity that the Underwriter may undertake or has undertaken in furtherance of the purchase and sale of the Company’s Shares, either before or after the date hereof. The Underwriter hereby expressly disclaims any fiduciary obligations to the Company and the Selling Shareholder, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company and the Selling Shareholder hereby confirm their understanding and agreement to that effect. The Company and the Selling Shareholder acknowledge that the Underwriter is engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Underwriter has no obligation to disclose such interests and transactions to the Company or the Selling Shareholder by virtue of any fiduciary relationship. The Company and the Selling Shareholder hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Selling Shareholder may have against the Underwriter with respect to any breach or alleged breach of any fiduciary duty to the Company or the Selling Shareholder in connection with the transactions contemplated by this Agreement.
     17. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

Very truly yours,

BUSINESS OBJECTS S.A.

		By:	/s/ John G. Schwarz
John G. Schwarz
Chief Executive Officer

NEW SAC, as Selling Shareholder

		By:	/s/ Alan K. Austin
Name: Alan K. Austin
Title: Chairman of the Board

Accepted as of the date hereof

GOLDMAN, SACHS & CO.

By:	/s/ Goldman, Sachs & Co.

(Goldman, Sachs & Co.)

EXHIBIT A
FORM OF OPINION OF WILSON SONSINI GOODRICH & ROSATI,
PROFESSIONAL CORPORATION, U.S. COUNSEL TO THE COMPANY
     1) The Underwriting Agreement has been duly executed and delivered by the Company.
     2) The Deposit Agreement has been duly executed and delivered by the Company (to the extent execution and delivery are governed by the laws of the State of New York) and, assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, the Deposit Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except the indemnification provision contained in Section 5.8 of the Deposit Agreement may be limited by United States federal securities laws or the public policy underlying such laws.
     3) Upon the consummation of the sale of the ADSs as contemplated by the terms of the Underwriting Agreement and upon payment by the Underwriters for the ADSs in accordance with the provisions of the Underwriting Agreement, the persons in whose names the ADRs evidencing such ADSs are registered will be entitled to the rights specified therein and in the Deposit Agreement.
     4) The statements set forth in the Prospectus under the caption “Description of our American Depositary Shares and American Depositary Receipts” insofar as such statements constitute a summary of the legal matters, proceedings or documents referred to therein, fairly summarize and accurately summarize, in all materials respects, the matters referred to therein.
     5) The statements set forth in the Prospectus under the caption “Certain Income Tax Consequences—U.S. Federal Income Tax Consequences” insofar as they purport to constitute summaries of U.S. federal tax laws and regulations or legal conclusions with respect thereto, fairly present and accurately summarize, in all material respects, the matters therein described.
     6) The Company is not required to be registered as an “investment company” under the Investment Company Act of 1940.
     7) No governmental consents, authorizations, approvals or filings are required to be obtained or made by the Company under the Federal law of the United States and the law of the State of New York for the compliance by the Company with the provisions of the Underwriting Agreement and the Deposit Agreement, except for such authorizations, approvals, consents, orders, qualifications and registrations as have been obtained or made under the Securities Act and the Exchange Act and which are in full force and effect and as may be required under US state securities laws in connection with the purchase and distribution of the ADSs by the Underwriter (as to which we express no comment or opinion).

     8) Under the laws of the State of New York relating to personal jurisdiction, the Company has, pursuant to Section 14 of the Underwriting Agreement, validly and irrevocably submitted to the personal jurisdiction of any state or Federal court located in the Borough of Manhattan, The City of New York, New York (each a “New York Court”), in any action arising out of or relating to the Underwriting Agreement or the transactions contemplated thereby, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly appointed the Authorized Agent (as defined in Section 14 of the Underwriting Agreement) as its authorized agent for the purpose described in Section 14 of the Underwriting Agreement; and service of process effected on such agent in the manner set forth in Section 15 of the Underwriting Agreement will be effective to confer valid personal jurisdiction over the Company in the New York Courts.
     9) Upon payment of the purchase price for the ADSs by each Underwriter for the ADSs purchased by the Underwriter and the crediting by book entry of the ADSs purchased by the Underwriter in the Underwriter’s “securities account” (as defined in Section 8-501 of the New York Uniform Commercial Code (the “Code”)), such Underwriter will acquire a “security entitlement” (within the meaning of Section 8-501 of the Code) to the ADSs, and no action based on an “adverse claim” (as defined in Section 8-102 of the Code) may be asserted against such Underwriter with respect to such security entitlement, assuming that such Underwriter is without notice of any such adverse claim.
     10) Each of (A) the sale of the Shares being delivered at such Time of Delivery to be sold in the form of ADSs and (B) the offer and sale of the ADSs or Shares in the manner contemplated by the Underwriting Agreement and in the Prospectus and the execution, delivery and performance by the Company of its obligations under the Underwriting Agreement and the performance by the Company of its obligations under the Deposit Agreement will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement or the ADS Registration Statement nor will such action result in a violation of any existing Federal law or regulation of the United States or law or regulation of the State of New York that in our experience would normally apply to transactions of the type contemplated by the Underwriting Agreement or, to our knowledge, any order or judgment relating to the Company and its subsidiaries that has been issued by any court or governmental agency or body having jurisdiction over the Company or any its subsidiaries or any of their properties.
     11) To our knowledge and other than as set forth in the Prospectus, there are no legal or governmental actions, suits, investigations or proceedings, pending or threatened, against or affecting the Company or its subsidiaries or any of their respective properties or to which the Company or any of its subsidiaries is a party that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Prospectus or to be filed as exhibits to the Registration Statement that are no so described or filed as required.

     12) The Registration Statement and the ADS Registration Statement have become effective under the Securities Act and the Prospectus was filed on                      pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statements have been issued or proceedings for that purpose have been instituted or threatened by the Commission.
     13) Business Objects Americas, a wholly owned subsidiary of the Company, is duly qualified to do business and is in good standing in California and Delaware and has all power and authority necessary to conduct its business and to own, lease and operate its properties.
     In addition, (i) in our opinion, the Registration Statement, the ADS Registration Statement and the Prospectus (other than the financial statements and other financial data contained therein or omitted therefrom, as to which we express no view) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; (ii) no facts came to our attention which gave us reason to believe that (a) either the Registration Statement or the ADS Registration Statement (other than the financial statements and other financial data contained therein or omitted therefrom, as to which we do not comment), at the time any of the same became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (b) the Prospectus (other than the financial statements and other financial data contained therein or omitted therefrom, as to which we do not comment), as of its date or as of the date of this opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) we do not know of any contract or other document of a character required to be filed as an exhibit to the Registration Statement or the ADS Registration Statement that was not so filed.

EXHIBIT B
FORM OF OPINION OF SHEARMAN & STERLING LLP,
FRENCH COUNSEL TO THE COMPANY
(1)	The Company is validly existing as a société anonyme under the laws of France and is registered with the Registre du commerce et des sociétés of Nanterre under no. 379.821.994 and has full corporate power and authority to enter into the Underwriting Agreement and perform its obligations thereunder.

(2)	Based on our examination of the Résultat des recherches en matière de procédure collective referred to in paragraph (g) above, the Company is not, as of the date referred to in such document, in “redressement judiciaire” or “liquidation judiciaire” proceedings.

(3)	The Shares have been duly authorized and validly issued and are fully paid-up.

(4)	Each of the Underwriting Agreement and the Deposit Agreement has been duly and validly authorized, executed and delivered by the Company.

(5)	There are no restrictions on the free transferability of the Shares under Generally Applicable Law or the Statuts of the Company (other than restrictions resulting from embargo or similar measures).

(6)	There are no preemptive or similar rights under Generally Applicable Law or the Statuts of the Company in connection with the sale of Shares by the Selling Shareholder or the offering contemplated by the Underwriting Agreement.

(7)	No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency in France having jurisdiction over the Company is necessary or required in such jurisdiction in connection with the due execution and delivery or performance of the Underwriting Agreement or with the performance of the Deposit Agreement by the Company.

(8)	The execution and delivery by the Company of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement and compliance by the Company with its obligations under the Underwriting Agreement (a) do not and will not conflict with or result in any breach or violation of the provisions of the Statuts of the Company, and (b) do not and will not conflict with or result in any breach or violation of any applicable statute, or published regulations of the Republic of France.

(9)	Neither the Selling Shareholder nor the Underwriter is or will be deemed to be resident or carrying on a business in the Republic of France by reason only of the execution, delivery or the performance of the Underwriting Agreement.

(10)	No stamp duties, transfer taxes or other similar duties are payable in or to the Republic of France in connection with:
(A)	the sale (including delivery) of ADSs by or to the Underwriter contemplated in the Underwriting Agreement, provided, however, that no transfer agreement is executed in France; or

(B)	the sale (including delivery) of Underlying Shares by or to the Underwriter contemplated in the Underwriting Agreement, provided, however, that no transfer agreement is executed in France and that neither party to the sale is a French resident for tax purposes; or

(C)	the enforcement or admissibility in evidence in a French court of the Underwriting Agreement, provided, however, that the Underwriting Agreement is not executed in France and that its enforcement or admissibility are not sought before January 1, 2006.
(11)	The statements contained under the caption “Description of our Share Capital” of the Prospectus and the first and second paragraphs of Item 15 “Indemnification of Directors and Officers” of the Registration Statement, insofar as such sections purport to summarize provisions of French law or the Statuts of the Company, as of the date of such document, fairly summarize the matters referred to therein in all material respects.

(12)	The statements contained in the section “Certain Income Tax Considerations” of the Prospectus, insofar as such section purports to summarize provisions of French tax laws, as of the date of such document, fairly summarize the matters referred to therein.

(13)	The choice of the law of the State of New York as the governing law of the Underwriting Agreement and the Deposit Agreement is a valid choice of law and a French court would uphold such choice of law in a suit initiated with respect to such agreement brought in such court, provided such choice of law does not result in the violation of French international public policy and French international mandatory rules. After review of the Underwriting Agreement and the Deposit Agreement, we are not aware of any fact which would lead us to believe that the choice of law as set forth in the Underwriting Agreement or the Deposit Agreement would result in such a violation.

(14)	The irrevocable submission of the Company to the non-exclusive jurisdiction of the U.S. federal and state courts sitting in New York City and the waiver by the Company of any objection to the non-exclusive jurisdiction of the U.S. federal and state courts sitting in New York City provided for in the Underwriting Agreement will be recognized by the courts of France as a legal, valid and binding submission and waiver under French law, provided that such submission and waiver are valid and binding under New York law.

(15)	Service of process effected in the manner set forth in the Underwriting Agreement will be effective, insofar as French law is concerned, to confer valid personal jurisdiction over the Company.

(16)	Any person who obtains a final judgment for a sum of money in a U.S. federal and state courts sitting in New York City against the Company which is not subject to appeal and in respect of which enforcement has not been stayed, with respect to obligations of the Company under the Underwriting Agreement and the Deposit Agreement, would be recognized and enforced (receiving exequatur) by the courts of the Republic of France against the Company without re-examination or re-litigation of the matter adjudicated upon, provided that the following conditions are found by such French courts to be satisfied:
(a)	the foreign court rendering the judgment had jurisdiction according to French conflict of law rules, French courts did not have exclusive jurisdiction and the dispute was sufficiently connected to the state in which the original action was brought;

(b)	the choice of jurisdiction was not fraudulent;

(c)	the foreign court has applied the law applicable according to French conflict of law rules;

(d)	the procedures followed by the foreign court rendering the judgment conformed to its procedural rules and were consistent with French principles of public policy;

(e)	the judgment rendered by the foreign court is not contrary to French public policy and is not tainted by fraud (fraude à la loi); and

(f)	the judgment is not inconsistent with an earlier judgment rendered by a French court in the same matter.
(17)	The Company does not have any immunity from suit or proceedings or enforcement of any judgment under French law with respect to its obligations under the Underwriting Agreement and Deposit Agreement.

(18)	It is not necessary under the laws of the Republic of France to file or record the Underwriting Agreement or the Deposit Agreement in any public office, court or elsewhere in the Republic of France in order to ensure the legality, validity, enforceability or admissibility in evidence of the Underwriting Agreement or the Deposit Agreement.

EXHIBIT C
FORM OF OPINION OF MAPLES &CALDER,
CAYMAN ISLANDS COUNSEL FOR THE SELLING SHAREHOLDER
1.1	Under Cayman Islands conflict of law rules, Cayman Islands law will have regard to the laws of the state of New York to determine title to the ADSs. Accordingly, assuming the Selling Shareholder has good and valid title to the ADSs as a matter of New York law, the same will be true as a matter of Cayman Islands law. Whether the Selling Shareholder has such title free and clear of all liens, encumbrance, preemptive rights, adverse claims and other claims (the “Claims”) will, as a matter of Cayman Islands conflict of law rules, be determined by New York law and the law governing any arrangements or circumstances affecting the Selling Shareholder’s title to the ADSs. Assuming that, as a matter of such laws (other than Cayman Islands law), the ADSs are held by the Selling Shareholder free and clear of all Claims, the same will be true as a matter of Cayman Islands law. Under Cayman Islands conflict of law rules, Cayman Islands law will have regard to New York law (being the governing law of this Agreement and the ADSs) to determine whether title to the ADSs has passed pursuant to the Agreement free and clear of all Claims. Assuming this is the case as a matter of such laws, the same would be true as a matter of Cayman Islands law.

1.2	Under Cayman Islands conflict of law rules, Cayman Islands law will have regard to the laws of the Republic of France to determine title to the Underlying Shares. Accordingly, assuming the Selling Shareholder has good and valid title to the Underlying Shares as a matter of French law, the same will be true as a matter of Cayman Islands law. Whether the Selling Shareholder has such title free and clear of all liens, encumbrance, preemptive rights, adverse claims and other claims (the “Claims”) will, as a matter of Cayman Islands conflict of law rules, be determined by French law and the law governing any arrangements or circumstances affecting the Selling Shareholder’s title to the Underlying Shares. Assuming that, as a matter of such laws (other than Cayman Islands law), the Underlying Shares are held by the Selling Shareholder free and clear of all Claims, the same will be true as a matter of Cayman Islands law. Under Cayman Islands conflict of law rules, Cayman Islands law will have regard to French law (being the governing law of the Underlying Shares) to determine whether title to the Underlying Shares has passed pursuant to the Agreement free and clear of all Claims. Assuming this is the case as a matter of such laws, the same would be true as a matter of Cayman Islands law.

1.3	The Selling Shareholder has been duly incorporated as an exempted company with limited liability and is validly existing and in good standing under the laws of the Cayman Islands.

1.4	The Selling Shareholder has full power and authority under its Memorandum and Articles of Association to own its property, to conduct its business as described in the Prospectus, to execute and deliver the Agreement and to perform the provisions of the Agreement to be performed on its part in accordance with the Memorandum and Articles of Association of the Selling Shareholder.

1.5	The execution, delivery and performance of the Agreement has been authorised by and on behalf of the Selling Shareholder and the Agreement has been duly executed and delivered on behalf of the Selling Shareholder and constitutes the legal, valid and binding obligations of the Selling Shareholder enforceable in accordance with its terms.

1.6	The execution, delivery and performance of the Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated by the Agreement and the compliance by the Selling Shareholder with the terms and provisions hereof does not conflict with or result in a breach of any of the terms or provisions of the Memorandum and Articles of Association of the Selling Shareholder or any law, public rule or regulation applicable to the Selling Shareholder in the Cayman Islands currently in force.

1.7	No authorisations, consents, approvals, licenses, validations or exemptions are required by law from any governmental authorities or agencies or other official bodies in the Cayman Islands in connection with:
(A)	the execution or delivery of the Agreement by the Selling Shareholder; or

(B)	the performance by the Selling Shareholder of the obligations to be performed by it under the Agreement.
1.8	No taxes, fees or charges (other than stamp duty referred to below) are payable (either by direct assessment or withholding) to the government or other taxing authority in the Cayman Islands under the laws of the Cayman Islands in respect of:
(A)	the sale of the ADSs by the Selling Shareholder in accordance with the Agreement;

(B)	the delivery of the ADSs to or for the accounts of the Underwriter in the manner contemplated in this Agreement;

(C)	the sale and delivery by the Underwriter of the ADSs and/or the Underlying Shares to the purchasers thereof; or

(D)	the enforcement or admissibility in evidence of the Agreement.
The Cayman Islands currently have no form of income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax. Cayman Islands stamp duty may be payable if the original Agreement is brought to or executed in the Cayman Islands.

1.9	None of the parties to the Agreement (other than the Selling Shareholder) is or will be deemed to be resident, domiciled or carrying on business in the Cayman Islands merely as a consequence of entering into the Agreement.

1.10	The courts of the Cayman Islands will observe and give effect to the choice of the laws of the State of New York as the governing law of the Agreement.

1.11	Although there is no statutory enforcement in the Cayman Islands of judgments obtained in the State of New York, the courts of the Cayman Islands will recognise a foreign judgment as the basis for a claim at common law in the Cayman Islands provided such judgment:
(A)	is given by a competent foreign court;

(B)	imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given;

(C)	is final;

(D)	is not in respect of taxes, a fine or a penalty; and

(E)	was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the Cayman Islands.
1.12	The submission by the Selling Shareholder in the Agreement to the non-exclusive jurisdiction of any state or U.S. Federal court in the Borough of Manhattan, The City of New York, New York is legal, valid and binding on the Selling Shareholder assuming that the same is true under the governing law of the Agreement.

1.13	It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Agreement that any document be filed, recorded or enrolled with any governmental authority or agency or any official body in the Cayman Islands.

1.14	The Selling Shareholder is not entitled to any immunity under the laws of the Cayman Islands whether characterized as sovereign immunity or otherwise for any legal proceedings in the Cayman Islands to enforce or to collect upon the Agreement.

1.15	A judgment of a court in the Cayman Islands may be expressed in a currency other than Cayman Islands dollars.

EXHIBIT D
FORM OF OPINION OF GENERAL COUNSEL TO SELLING SHAREHOLDER
1. The Underwriting Agreement has been duly authorized, executed and delivered by the Selling Shareholder.
2. The Selling Shareholder has good and valid title to the ADSs to be sold it pursuant to this Agreement, free and clear of all liens, encumbrances, preemptive rights and, to the knowledge of such counsel, adverse claims and other claims; and upon payment and delivery thereof pursuant to this Agreement, the Underwriter, or other persons in whose names ADSs are registered will acquire good and valid title to such ADSs, free and clear of all liens, encumbrances, preemptive rights, and to the knowledge of such counsel, adverse claims and other claims.
3. The sale of the ADSs by the Selling Shareholder and the compliance by the Selling Shareholder with all of the provisions of the Underwriting Agreement will not breach or result in a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified on the annexed Schedule A furnished to us by the Selling Shareholder and which the Selling Shareholder has represented lists all material instruments to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such action violate any U.S. federal or California statute or any rule or regulation issued pursuant to any U.S. federal or California statute or any order known to us issued pursuant to any U.S. federal or California statue by any court or governmental agency or body or court having jurisdiction over the Selling Shareholder or any of its properties.
4. No consent, approval, authorization, order, registration or qualification of or with any U.S. federal or California governmental agency or body or, to our knowledge, any U.S. federal or California court is required for sale of the ADSs by the Selling Shareholder and the compliance by the Selling Shareholder with all of the provisions of the Underwriting Agreement, except for the registration under the Securities Act of the ADSs, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the ADSs by the Underwriter.

D-1

EXHIBIT E
FORM OF OPINION OF EMMET, MARVIN & MARTIN LLP,
U.S. COUNSEL TO THE DEPOSITARY
          (i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and binding agreement of the Depositary enforceable against the Depositary in accordance with its terms, except as enforcement of it may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general application relating to or affecting creditors’ rights and by general principles of equity.
          (ii) Upon execution and delivery by the Depositary of ADRs evidencing the ADSs against the deposit of Shares in accordance with the provisions of the Deposit Agreement, the ADSs will be validly issued and will entitle the holders of the ADSs to the rights specified in those ADRs and in the Deposit Agreement.

E-1